SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): May 1, 2006
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INSITE VISION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22332 (Commission File No.)	94-3015807 (I.R.S. Employer Identification Number

InSite Vision Incorporated
965 Atlantic Avenue
Alameda, California 94501
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 865-8800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Change of Transfer Agent

On April 28, 2006, InSite Vision Incorporated (the “Company”) terminated the services of Mellon Investor Services as the Company’s transfer agent and registrar for shares of its common stock. The Company has appointed American Stock Transfer & Trust Company as its transfer agent and registrar. Effective May 1, 2006, American Stock Transfer & Trust Company will provide all transfer agent and registrar services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006

InSite Vision Incorporated
(Registrant)

By:	/s/ S. Kumar Chandrasekaran
Name:	S. Kumar Chandrasekaran, Ph. D.
Title:	Chief Executive Officer